                                                                EXHIBIT 10.2.1


                      SCHEDULE OF EXECUTED LEASE AGREEMENTS
                        SHOWING MATERIAL VARIATIONS FROM
                             FORM OF LEASE AGREEMENT

                              (AS OF JUNE 30, 1998)

                          (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------      Suite
Hotel Location/Franchise/                           Commencement        Annual             First     Second       Revenue
Manager (1)                Lessor (2)  Lessee (3)       Date           Base Rent (4)      Tier (5)   Tier (6)   Breakpoint (4)
-----------                ----------  ----------   ------------       -------------      -------    -------    --------------
Dallas (Park Central), TX                                 7/28/94               $1,477    17%        65%                $3,590
Jacksonville, FL                                          7/28/94                  882    17%        65%                 3,490
Nashville, TN                                             7/28/94                1,667    17%        65%                 4,290
Orlando (North), FL                                       7/28/94                1,571    19%        65%                 2,650
Orlando (South), FL                                       7/28/94                1,413    17%        65%                 4,580
Tulsa, OK                                                 7/28/94                1,268    19%        65%                 2,770
New Orleans, LA                                           12/1/94                1,960    19%        65%                 4,290
Flagstaff, AZ                                             2/15/95                  570    17%        65%                 1,160
Dallas (Love Field), TX (7)                               3/29/95                1,836    17%        65%                 3,060
Boston-Marlborough, MA                      (8)           6/30/95                  720    19%        65%                   940
Corpus Christi, TX                                        7/19/95                1,000    17%        65%                 1,495
Brunswick, GA                                             7/19/95                1,000    17%        65%                 1,350
Chicago-Lombard, IL            (9)                        8/1/95                 1,900    17%        65%                 3,270
Burlingame (SF Airport), CA    (10)                       11/6/95                3,147    17%        65%                 3,174
Minneapolis (Airport) MN       (10)                       11/6/95                2,778    17%        65%                 2,138
Minneapolis (Downtown), MN     (10)                      11/15/95                1,387    17%        65%                 2,091
St. Paul, MN                   (11)                      11/15/95                1,085    17%        65%                 3,115
Boca Raton, FL (12)            (10)                      11/15/95                  654    17%        65%                 1,421
Tampa (Busch Gardens), FL (12) (10)                      11/15/95                  786    17%        65%                 1,287
Cleveland, OH                  (10)                      11/17/95                1,258    17%        65%                 4,929
Anaheim, CA                    (10)                       1/3/96                 1,272    17%        65%                 2,062
Baton Rouge, LA                (10)                       1/3/96                 1,204    17%        65%                 2,281
Birmingham, AL                 (10)                       1/3/96                 1,898    17%        65%                 1,273
------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------         Suite
Hotel Location/Franchise/                              Commencement         Annual            First     Second       Revenue
Manager (1)                   Lessor (2)  Lessee (3)       Date           Base Rent (4)      Tier (5)   Tier (6)   Breakpoint (4)
-----------                   ----------  ----------   ------------       -------------      -------    -------    --------------
Deerfield Beach, FL                (10)                 1/3/96              2,163           17%        65%           2,568
Ft. Lauderdale, FL                 (10)                 1/3/96              3,228           17%        65%           1,969
Miami (Airport), FL                (10)                 1/3/96              2,222           17%        65%           2,882
Milpitas, CA                       (10)                 1/3/96              2,143           17%        65%           1,402
Phoenix (Camelback), AZ            (10)                 1/3/96              2,812           17%        65%           1,428
South San Francisco (SF Airport),  (10)                 1/3/96              1,876           17%        65%           3,103
CA
Piscataway, NJ                                          1/10/96             1,355           17%        65%           3,574
Lexington, KY (13)                                      1/10/96             1,149           17%        65%           2,135
Beaver Creek, CO                                        2/20/96               375           17%        65%           2,284
Boca Raton, FL                                          2/28/96             1,368           17%        65%           3,670
Los Angeles (LAX), CA              (14)                 3/27/96             1,600           17%        65%           4,130
Mandalay Beach, CA                 (10)                 5/8/96              1,927           17%        65%           2,909
Napa, CA                           (10)                 5/8/96              1,215           17%        65%           3,145
Deerfield, IL (15)                         (16)         6/20/96             1,743           17%        65%           2,505
San Rafael, CA                     (18)    (16)         7/18/96             2,107           17%        65%           2,917
Parsippany, NJ                     (19)    (16)         7/31/96             2,440           17%        65%           3,930
Charlotte, NC                      (20)    (16)         9/12/96             2,200           17%        65%           3,353
Indianapolis, IN                   (21)    (16)         9/12/96             1,470           17%        65%           2,794
Atlanta (Buckhead), GA                     (16)        10/17/96             3,667           17%        65%           3,872
Myrtle Beach, SC                           (16)        12/5/96              1,963           17%        65%           6,236
San Antonio, TX                    (22)    (17)         2/1/97              1,400           17%        65%           2,474
Raleigh, NC                        (23)    (17)         2/1/97              2,100           17%        65%           2,711
Overland Park, KS                  (24)    (17)         2/1/97              1,600           17%        65%           2,114
Secaucus, NJ                       (25)    (17)         2/1/97              2,400           17%        65%           4,788
Kansas City, MO                    (26)    (17)         2/1/97              2,100           17%        65%           2,976
Covina, CA                         (27)    (17)         2/1/97                900           17%        65%           3,066
Austin, TX                         (28)    (17)         2/1/97              2,200           17%        65%           2,378
--------------------------------------------------------------------------------------------------------------------------

                                                                                                Annual
                                                                                            Percentage Rent
                                                                                          -------------------      Suite
Hotel Location/Franchise/                               Commencement        Annual          First     Second       Revenue
Manager (1)                  Lessor (2)  Lessee (3)         Date         Base Rent (4)     Tier (5)   Tier (6)   Breakpoint (4)
-----------                  ----------  ----------     ------------     -------------     -------    -------    --------------
Atlanta (Perimeter
 Center), GA                    (29)        (17)           2/1/97           2,300            17%        65%        2,949
Bloomington, MN (12)                        (17)           2/1/97           1,800            17%        65%        2,468
Omaha, NE (12)                              (17)           2/1/97           1,400            17%        65%        1,703
Los Angeles (LAX North), CA                 (17)           2/18/97          1,669            17%        65%        3,176
Dana Point, CA (12)                         (17)           2/20/97            992            17%        65%        2,211 (1997)
                                                                                                                   1,983 (1988)
Anne Arundel County
 (BWI), MD (12)                 (31)        (30)           3/20/97 (33)     1,900            17%        65%        2,536
Troy, MI (12)                   (32)        (30)           3/20/97 (33)     2,100            17%        65%        1,936
Austin, TX (12)                 (32)        (30)           3/20/97 (33)     1,900            17%        65%        1,961
San Antonio, TX                 (34)        (17)           5/16/97          1,773            17%        65%        3,640
Nashville, TN                               (35)           6/05/97            900            17%        65%        1,585
Dallas (Market Center), TX                  (17)           6/30/97          2,300            17%        65%        2,896
Syracuse, NY                                (17)           6/30/97          1,400            17%        65%        3,245
Atlanta (Galleria), GA (37)                 (36)           6/30/97 (33)     2,155            17%        65%        3,777
College Park (Atlanta Airport),
 GA (38)                                    (36)           6/30/97 (33)     2,426            17%        65%        5,033
Dallas (Park Central), TX (38)              (36)           6/30/97 (33)     5,091            17%        65%        6,490
Rosemont (O'Hare Airport),
 IL (37)                                    (36)           6/30/97 (33)     3,522            17%        65%        2,760
Phoenix (Crescent), AZ (38)                 (36)           6/30/97 (33)     2,908            17%        65%        6,218
Durham, NC (12)                             (35)           7/28/97          1,700            17%        65%        1,900
Lake Buena Vista, FL (12)                   (35)           7/28/97          2,900            17%        65%        2,272
Tampa (Rocky Point), FL (12)                (35)           7/28/97          1,700            17%        65%        1,939
Philadelphia Society Hill,
 PA (38)                        (38)        (36)           9/30/97 (33)     3,834            17%        65%        5,220
Burlington, VT (38)                         (40)           12/4/97          2,252            17%        65%        3,181
Dayton, OH (41)                             (35)           12/30/97           797            17%        65%        1,331
Columbus, OH (12)               (32)        (35)           2/6/98           1,534            17%        65%        1,900
Wilmington, DE (42)             (32)        (30)           3/20/98            901            17%        65%        2,284 (1998)
                                                                                                                   2,195 (1999
                                                                                                                         -2001)
                                                                                                                   2,506 (2002)
Denver, CO (41)                 (32)        (30)           4/14/98          1,759            17%        65%        2,712
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Annual
                                                                                              Percentage Rent
                                                                                              ---------------      Suite
Hotel Location/Franchise/                           Commencement        Annual             First     Second       Revenue
Manager (1)                Lessor (2)  Lessee (3)       Date           Base Rent (4)      Tier (5)   Tier (6)   Breakpoint (4)
-----------                ----------  ----------   ------------       -------------      -------    -------    --------------
Atlanta (College Park), GA                             5/1/98              1,700            17%        65%          3,421
Palm Desert, CA                                        5/1/98              1,700            17%        65%          3,181
Lexington, KY (37)                        (36)         5/1/98              1,500            17%        65%            413
Phoenix, AZ                                            5/1/98              1,900            17%        65%          2,354
Tempe, AZ                                              5/1/98              2,500            17%        65%          1,651
Cypress Creek (Ft.
  Lauderdale), FL (37)                    (36)         5/1/98              1,982            17%        65%          2,944
Irving (DFW), TX (12)                                  5/1/98              2,884            17%        65%          4,657
Dallas (Campbell Centre),TX (41) (32)     (30)         5/29/98             2,230            17%        65%          2,834
------------------------------------------------------------------------------------------------------------------------------

--------------------

         (1) Unless otherwise noted, the hotels under each Lease Agreement are operated as Embassy Suites(R) hotels under a commitment or license agreement with Promus Hotels, Inc., and the Manager as defined in each Lease Agreement is Promus Hotels, Inc. or an affiliate thereof.

         (2) Unless otherwise noted, Lessor as defined in each Lease Agreement is FelCor Suites Limited Partnership
                  ("Partnership").

         (3) Unless otherwise noted, Lessee as defined in each Lease Agreement is DJONT Operations, L.L.C., a Delaware limited liability company.

         (4) The amount shown represents the amount set forth in each Lease Agreement as the annual Base Rent and the threshold suite revenue amount. Both of these amounts are subject to adjustment for changes in the consumer price index and may not represent the actual amount currently required under each Lease Agreement.

         (5) Represents percentage of suite revenue payable as Percentage Rent up to suite revenue breakpoint.

         (6) Represents percentage of suite revenue payable as Percentage Rent in excess of suite revenue breakpoint.

         (7) The Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (8)      The Lessee is FCOAM Inc.

         (9) The Lessor as defined in this Lease Agreement is Promus/FelCor Lombard Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (10) The Lessor as defined in these Lease Agreements is FelCor/CSS Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (11) The Lessor as defined in this Lease Agreement is FelCor/St. Paul Holdings, L.P., of which the Partnership is a 99% limited partner and another subsidiary of the Company is a 1% general partner.

         (12) The hotels under these Lease Agreements are operated as Doubletree Guest Suites(R) hotels.

         (13) The hotel under this Lease Agreement is operated as a Hilton Suites(R) hotel under a franchise or license agreement with Hilton Inns, Inc., and the Manager as defined in this Lease Agreement is American General Hospitality, Inc.

         (14) The Lessor as defined in this Lease Agreement is Los Angeles International Airport Hotel Associates, a limited partnership of which the Partnership is the sole general partner and of which the Partnership has an approximate 97% partnership interest.

         (15) The Manager as defined in this Lease Agreement is Coastal Hotel Group, Inc.

         (16) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company, pursuant to an assignment of the applicable Lease Agreement from DJONT Operations, L.L.C.

         (17) The Lessee as defined in the Lease Agreement for these hotels is DJONT Leasing, L.L.C., a Delaware limited liability company.

         (18) The Lessor as defined in this Lease Agreement is MHV Joint Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (19) The Lessor as defined in this Lease Agreement is Promus/FelCor Parsippany Venture, a joint venture between the Partnership and Promus Hotels, Inc.

         (20) The Lessor as defined in this Lease Agreement is E.S. Charlotte, a Minnesota limited partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company and subsidiary of the Partnership, owns a 1% general partner interest.

         (21) The Lessor as defined in this Lease Agreement is E.S. North, a Indiana Limited Partnership, of which the Partnership owns a 49% limited partner interest and FelCor/CSS Hotels, L.L.C., a Delaware limited liability company and subsidiary of the Partnership, owns a 1% general partner interest.

         (22) The Lessor as defined in this Lease Agreement is EPT San Antonio Limited Partnership, of which the Partnership owns 49% and FelCor Eight Hotels, L.L.C. a subsidiary of the Partnership ("FelCor Eight") owns a 1% general partner interest.

         (23) The Lessor as defined in this Lease Agreement is EPT Raleigh Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (24) The Lessor as defined in this Lease Agreement is EPT Overland Park Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (25) The Lessor as defined in this Lease Agreement is EPT Meadowlands Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (26) The Lessor as defined in this Lease Agreement is EPT Kansas City Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (27) The Lessor as defined in this Lease Agreement is EPT Covina Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (28) The Lessor as defined in this Lease Agreement is EPT Austin Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (29) The Lessor as defined in this Lease Agreement is EPT Atlanta-Perimeter Center Limited Partnership, of which the Partnership owns 49% and FelCor Eight owns a 1% general partner interest.

         (30) The Lessee as defined in the Lease Agreement for this hotel is FCH/DT Leasing, L.L.C., a Delaware limited liability company.

         (31) The Lessor as defined in the Lease Agreement is FCH/DT BWI Holdings, L.P., a Delaware limited partnership.

         (32) The Lessor as defined in these Lease Agreements is FCH/DT Holdings, L.P., a Delaware limited partnership.

         (33) The Lease is for a term of 15 years and contains an automatic renewal provision, pursuant to which the Lease shall be extended for an additional five-year term if the corresponding Management Agreement is extended pursuant to the terms thereof for an additional five-year period.

         (34) The Lessor is Promus/FelCor San Antonio Venture, a Texas general partnership.

         (35) The Lessee is FCH/DT Leasing II, L.L.C., a Delaware limited liability company.

         (36) The Lessee is FCH/SH Leasing, L.L.C., a Delaware limited liability company.

         (37) The hotel under this Lease Agreement is operated as a Sheraton Suites(R) hotel and managed by a subsidiary of Starwood Hotels & Resorts.

         (38) The hotel under this Lease Agreement is operated as a Sheraton(R) hotel and managed by a subsidiary of Starwood Hotels & Resorts.

         (39) The Lessor is FCH/PSH, L.P., a Pennsylvania limited partnership.

         (40) The Lessee is FCH/SH Leasing II, L.L.C., A Delaware limited liability company.

         (41) The hotel under this lease agreement is operated as a Doubletree(R) hotel.

         (42) The hotel under this lease agreement is currently operated as a Radisson(R) hotel.